FORM OF NOTE

$300,000                                           -----------------------------
                                                   -----------------------------
                                                   -----------------------------

                                                                   June 29, 2000


         FOR VALUE RECEIVED, the undersigned, New Visual Entertainment, Inc., a Utah corporation (the "COMPANY"), hereby unconditionally promises to pay to the order of [_______________________] (the "LENDER"), located at
_______________________, in lawful money of the United States of America and in immediately available funds, the principal amount of (a) THREE HUNDRED THOUSAND ($300,000), or, if less, (b) such lesser amount as shall equal the aggregate unpaid principal amount of all Advances made by the Lender to the Company pursuant to the Loan Agreement (as hereinafter defined), in one payment together will all accrued and unpaid interest on the third anniversary of the execution of this Note (the "Maturity Date"). The annual interest rate shall be six percent (6%) calculated from the date of each Advance until the earlier of the repayment of such Advance, together with accrued interest, or the Maturity Date, all as set forth in the Loan Agreement.

         The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Advance made by the Lender to the Company pursuant to the Loan Agreement and the date and amount of each payment or prepayment of principal thereof. Each such endorsement shall constitute PRIMA FACIE evidence of the accuracy of the information endorsed. The failure to make any such endorsement (or any error therein) shall not affect the obligations of the Company in respect of any Advance or the Loan Agreement.

         This Note is the Note referred to in the Loan Agreement effective as of October 28, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"), among the Company, as borrower, and the Lender, is unsecured and is subject to the provisions of the Loan Agreement.

         Upon the occurrence of any one or more Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Loan Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest, notice of acceleration and intent to accelerate, and all other notices of any kind.

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         Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

                                         NEW VISUAL ENTERTAINMENT, INC.


                                         By:
                                             -----------------------------------

                                         Name:
                                               ---------------------------------

                                         Title:
                                                --------------------------------

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
                                                     Schedule to Note

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                                Principal               Amount of               Unpaid Principal
        Advance                  Amount                 Principal                    Balance                 Notation
          Date                 of Advance                  Paid                      of Note                  Made By
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
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

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